--------------------------------------------------------------------------------



                                  John Hancock
                                  Patriot
                                    Global
                                  DIVIDEND FUND

Annual
Report

7.31.01






[LOGO]

  John Hancock
------------------
JOHN HANCOCK FUNDS
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


--------------------------------------------------------------------------------
[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]
--------------------------------------------------------------------------------

Dear Fellow Shareholders,

The U.S. stock market has had a rough time so far in 2001, as last year's downward spiral continued due to growing concern over the slowing economy and a parade of disappointing earnings announcements. The Standard & Poor's 500 Index, a leading benchmark of large-cap stocks, fell by 7.61% in the first seven months of the year. The Federal Reserve aggressively began to attach the economic slowdown with six interest-rate cuts totaling 2.75 percentage points between January and the end of June. By April, investors began to believe the worst might be over, prompting a sharp stock rally that month. Bonds wound up outperforming stocks overall.

The spring upturn was short-lived, however, and the stock market remains in turmoil, as investors try to get a clearer sense of the timetable for economic and corporate recovery. More than ever, this is a time to keep a long-term investment perspective and check in with your investment professional to ensure that your portfolio is adequately diversified. In the midst of this year's market disappointments, one significant event occurred that has positive short- and long-term implications for investors. On June 7, President George W. Bush signed into law the most sweeping tax-cut bill in two decades. The bill's first benefit comes this summer in the form of a tax refund, ranging from $300 to $600 to almost everyone who filed a 2000 tax return. Gradual cuts in taxes will follow the rebate checks. For investors, the bill also provides a number of extra incentives for retirement and college savings through changes to IRA and 401(k) plan contributions and enhancements to Education IRAs, among other things.

The new tax law has a variety of provisions, many of which are phased in over a number of years. We encourage you to consult with your investment professional to determine how to take the best, and most timely, advantage of the benefits it contains.

Sincerely,

/s/Maureen R. Ford
------------------
Maureen R. Ford,
Chairman and Chief Executive Officer

Over the last twelve months

[] Interest rates declined dramatically as the economy weakened.

[] Preferred stocks and utility stocks rallied in the first six months, but they came under pressure in the second half.

[] The Fund was helped by its emphasis
   on investment-grade and high-yielding preferreds.

--------------------------------------------------------------------------------
[Bar chart with heading "John Hancock Patriot Global Dividend Fund". Under the heading is a note that reads "Fund performance for the year ended July 31, 2001." The chart is scaled in increments of 5% with 0% at the bottom and 20% at the top. The first bar represents the 17.09% total return for John Hancock Patriot Global Dividend Fund. A note below the chart reads "The total return is at net asset value with all distributions reinvested."]
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Top 10 holdings
4.3%     El Paso Tennessee Pipeline, 8.25%, Ser A
3.5%     Lehman Brothers Holdings, 5.67%, Depositary Shs, Ser D
3.2%     Sierra Pacific Power, 7.80%, Ser 1 (Class A)
2.9%     South Carolina Electric & Gas, 6.52%
2.9%     Morgan Stanley Group, 7.75%, Depositary Shares
2.8%     Citigroup, 8.40%, Depositary Shares, Ser K
2.8%     Devon Energy, 6.49%, Ser A
2.8%     USA Education, 6.97%, Ser A
2.8%     Puget Sound Energy, 7.45%, Ser II
2.8%     Merrill Lynch, 9.00%, Depositary Shares, Ser A

As a percentage of net assets on July 31, 2001.

YOUR FUND
AT A GLANCE

The Fund seeks to provide high current income, consistent with modest growth in capital, by investing in a diversified portfolio of U.S. dollar-denominated dividend-paying preferred and common stocks of domestic and foreign issuers, as well as debt obligations.

BY GREGORY K. PHELPS, FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Patriot Global
Dividend Fund

MANAGER'S REPORT

Preferred stocks and utility common stocks posted good returns for the year ended July 31, 2001, although the lion's share of their gains were generated in the first six months of the period. Early on, preferred stocks were boosted by rising expectations that the Federal Reserve Board would cut interest rates in early 2001 to hoist a flagging economy. (Because of their high fixed dividends, preferred stocks tend to rise in value when interest rates fall, just as bonds do.) A decline in the supply of preferred stocks - resulting from companies deferring issuance of new, and refinancing old, preferred stocks until interest rates fell - also aided their performance.

"Like preferred stocks, utility common stocks...also enjoyed strong gains in the second half of 2000."

From about January through mid-June of this year, however, preferred stocks stalled. Even though the Fed cut interest rates as expected - six times between January and June - those rate cuts had mostly been factored into preferred stock and bond prices already. Furthermore, lower interest rates prompted more companies to issue new securities, causing supply to expand and prices to languish. Finally, demand for preferred stocks waned as investors increasingly sought out higher-yielding investments, such as corporate and junk bonds. Preferreds performed better from about mid-June through the end of July as continued weak economic data suggested that the Fed would lower rates further, and the supply of preferreds contracted as companies sought to capitalize on lower rates by redeeming outstanding issues.

Like preferred stocks, utility common stocks - which made up roughly 31% of the portfolio's net assets at the end of July - also enjoyed strong gains in the second half of 2000. Increased stock market turbulence prompted defensive investors to gravitate toward utility stocks for their relatively stable earnings gains and large dividends. Investors also liked the fact that utility stock

--------------------------------------------------------------------------------
[A photo of Team leader Greg Phelps flush right next to first paragraph.]
--------------------------------------------------------------------------------

"One factor that boosted the portfolio's performance was its high overall credit quality."

prices were attractive, thanks to a combination of cost-cutting, merger savings and stock buybacks. In addition, the relatively high price of oil and natural gas helped boost utilities with subsidiaries involved in the production and delivery of those fuels. In January 2001, however, utility stocks experienced a severe decline as investors abandoned them in favor of other industry groups with better growth prospects. In July, utilities suffered another setback when a couple of utilities warned that earnings growth was weaker than expected. That cast a pall over the entire group and prompted a wave of profit taking, even though the vast majority of utility companies posted earnings that were in line with expectations.

FUND PERFORMANCE EXPLAINED

For the 12 months ended July 31, 2001, John Hancock Patriot Global Dividend Fund posted a total return of 17.09% at net asset value. During the same period, the 30-year Treasury bond returned 8.09% and the Dow Jones Utility Average - which tracks the performance of 15 electric and natural gas companies - returned 10.64%.

One factor that boosted the portfolio's performance was its high overall credit quality. Our holdings were overwhelmingly tilted toward investment-grade securities, which outpaced their below-investment-grade counterparts due to concerns that the lower-quality issues would struggle during weak economic conditions. Another plus was our relatively large weighting in "cushion" preferred stocks, whose higher-than-average dividends helped cushion their share prices when conditions didn't favor preferred stocks. High-yielding preferreds such as Grand Metropolitan Delaware, Shaw Communications and TDS Capital, for instance, performed well during the year thanks to strong

--------------------------------------------------------------------------------
[Table at top left-hand side of page entitled "Top five sectors." The first listing is Utilities 55%, the second is Broker services 13%, the third Finance 8%, the fourth Oil & gas 7%, and the fifth Banks-United States 6%.
--------------------------------------------------------------------------------

demand from yield-hungry investors. Likewise, some of our high-yielding preferred holdings in the banking area - including Australia and New Zealand Banking Group, Banco Bilbao Vizcaya International and ABN AMRO North America - also enjoyed strong demand and good performance.

LEADERS AND LAGGARDS

Other individual holdings contributed to our performance. Despite falling energy prices in the spring and early summer, our preferred stock holdings in Anadarko Petroleum held up well. Their resilience stemmed in part from the company's plans to buy back shares, coupled with a scarcity of utility preferred stocks. Our holdings in TECO Energy and DTE Energy

--------------------------------------------------------------------------------
[Pie chart in middle of page with heading "Types of investments in the Fund As of July 31, 2001." The chart is divided into three sections (from top to left):
Preferred stocks 68%, Common stocks 31% and Short-term investments & other 1%.]
--------------------------------------------------------------------------------

benefited from the power scare in California, which fueled demand for vertically integrated power companies - those that transmit, distribute and generate power. On the flip side was Western Resources, which performed poorly when a couple of regulatory rulings went against the company and put in jeopardy the company's planned merger with Public Service of New Mexico.

FOCUS ON DRD-ELIGIBILITY AND CALL PROTECTION

Part of the reason we bought companies such as TECO Energy and DTE Energy was that they are eligible for the dividends-

--------------------------------------------------------------------------------
[Table at top of page entitled "SCORECARD". The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Anadarko Petroleum followed by an up arrow with the phrase "Stock buyback helps offset falling energy prices." The second listing is Grand Metropolitan Delaware followed by an up arrow with the phrase "Demand for higher-yielding investments strengthens." The third listing is Western Resources followed by a down arrow with the phrase "Unfriendly regulatory actions cast doubt over planned merger."]
--------------------------------------------------------------------------------

received deduction (DRD), which offers distinct tax advantages to corporate investors. This benefit to corporations helps the demand for DRD-eligible stocks remain relatively constant.

We also emphasized holdings with good "call" protection, meaning issuers can't redeem their preferred stocks before a specified date. Having call protection is particularly important in a declining interest-rate environment when issuers are more likely to refinance outstanding stocks to lock in new, low rates. With call protection, we can hang onto stocks with higher-than-average dividend yields even when interest rates are falling.

OUTLOOK

Over the past several months, the Federal Reserve has continued to reiterate that it is far more concerned with the possibility of a recession than it is with inflation, and therefore will likely continue to cut interest rates until it is satisfied that economic growth is sustainable. If rates do continue to decline, investment-grade preferred stocks should have the wind at their backs. Our outlook for utility stocks is more guarded. Expectations for better economic growth in the second half of 2001 could prompt many investors to gravitate toward sectors of the market that traditionally post very fast growing earnings. Even so, our view is that utility stocks may post the highest earnings growth of any sector of the market this year and may be attractive to investors who want good earnings growth coupled with high dividend yields. And with the sell-off they suffered in the first half of 2001, utilities currently are priced attractively.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report.

"...the Federal Reserve has continued to reiterate that it is far more concerned with the possibility of a recession than it is with inflation..."

FINANCIAL STATEMENTS

This schedule is divided into three main categories: preferred stocks, common stocks and short-term investments. The preferred and common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

FUND'S INVESTMENTS

Securities owned by the Fund on July 31, 2001.



SHARES                               ISSUER                                                     VALUE
-----------------------------------------------------------------------------------------------------
PREFERRED STOCKS  68.08%                                                                 $119,343,948
-----------------------------------------------------------------------------------------------------
(Cost $122,569,026)

Agricultural Operations  2.00%                                                             $3,510,000
45,000                               Ocean Spray Cranberries, Inc., 6.25% (R)               3,510,000

Banks - Foreign  3.70%                                                                      6,484,665
154,900                              Australia and New Zealand Banking Group Ltd.,
                                      9.125% (Australia)                                    4,159,065
91,200                               Banco Bilbao Vizcaya International (Gibraltar) Ltd.,
                                      9.75% (Spain)                                         2,325,600

Banks - United States  6.22%                                                               10,903,200
540                                  ABN AMRO North America, Inc., 8.75%, Ser A (R)           583,200
80,000                               FleetBoston Financial Corp., 6.75%,
                                      Depositary Shares, Ser IV                             4,080,000
72,000                               HSBC USA, Inc., $2.8575                                3,240,000
60,000                               J.P. Morgan Chase & Co., 6.625%, Depositary Shares,
                                      Ser H                                                 3,000,000

Broker Services  13.19%                                                                    23,126,080
61,000                               Bear Stearns Cos., Inc., 5.49%, Ser G                  2,354,600
92,000                               Bear Stearns Cos., Inc., 5.72%, Ser F                  3,749,000
147,950                              Lehman Brothers Holdings, Inc., 5.67%,
                                      Depositary Shares, Ser D                              6,095,540
28,100                               Lehman Brothers Holdings, Inc., 5.94%, Ser C           1,185,820
168,000                              Merrill Lynch & Co., Inc., 9.00%, Depositary Shares,
                                      Ser A                                                 4,761,120
100,000                              Morgan Stanley Group, Inc., 7.75%, Depositary Shares   4,980,000

Diversified Operations  0.79%                                                               1,392,810
51,000                               Grand Metropolitan Delaware, L.P., 9.42%, Gtd Ser A    1,392,810


See notes to financial statements.

6



SHARES                               ISSUER                                                     VALUE

Finance  7.86%                                                                            $13,773,120
85,200                               Citigroup, Inc., 6.231%, Depositary Shares, Ser H      3,970,320
191,000                              Citigroup, Inc., 8.40%, Depositary Shares, Ser K       4,927,800
100,000                              USA Education, Inc., 6.97%, Ser A                      4,875,000

Leasing Companies  2.21%                                                                    3,871,800
162,000                              AMERCO, 8.50%, Ser A                                   3,871,800

Media  1.41%                                                                                2,470,080
99,600                               Shaw Communications Inc., 8.45%, Ser A (Canada)        2,470,080

Oil & Gas  7.15%                                                                           12,534,600
52,300                               Anadarko Petroleum Corp., 5.46%, Depositary Shares     4,537,025
35,300                               Apache Corp., 5.68%, Depositary Shares, Ser B          3,097,575
50,000                               Devon Energy Corp., 6.49%, Ser A                       4,900,000

Utilities  23.55%                                                                          41,277,593
210,000                              Alabama Power Co., 5.20%                               4,326,000
10,000                               Baltimore Gas & Electric Co., 6.99%, Ser 1995          1,035,000
30,000                               Coastal Finance I, 8.375%                                761,700
146,000                              El Paso Tennessee Pipeline Co., 8.25%, Ser A           7,519,000
67,500                               Entergy London Capital, L.P., 8.625%, Ser A            1,717,875
13,928                               Montana Power Co., $6.875                              1,392,800
19,750                               Pacific Enterprises, $4.50                             1,132,663
42,500                               PSI Energy, Inc., 6.875%                               4,303,125
7,000                                Public Service Electric & Gas Co., 6.92%                 710,500
185,000                              Puget Sound Energy, Inc., 7.45%, Ser II                4,811,850
220,800                              Sierra Pacific Power Co., 7.80%, Ser 1 (Class A)       5,652,480
50,000                               South Carolina Electric & Gas Co., 6.52%               5,000,000
118,000                              TDS Capital Trust II, 8.04%                            2,914,600

-----------------------------------------------------------------------------------------------------
COMMON STOCKS  31.26%                                                                     $54,786,415
-----------------------------------------------------------------------------------------------------

(Cost $52,920,130)

Utilities  31.26%                                                                          54,786,415
127,420                              Alliant Energy Corp.                                   3,640,389
20,000                               Ameren Corp.                                             785,800
107,300                              CH Energy Group, Inc.                                  4,522,695
47,500                               Dominion Resources, Inc.                               2,873,275
111,900                              DTE Energy Co.                                         4,727,775
45,000                               Duke Energy Corp.                                      1,737,450
179,000                              Energy East Corp.                                      3,912,940
119,000                              Kansas City Power & Light Co.                          2,891,700
59,000                               KeySpan Corp.                                          1,807,760
77,000                               Montana Power Co.                                        772,310
79,000                               NSTAR                                                  3,377,250
120,000                              OGE Energy Corp.                                       2,592,000
60,000                               Potomac Electric Power Co.                             1,299,000
35,000                               Progress Energy, Inc.                                     15,750
112,800                              Puget Energy, Inc.                                     2,703,816
69,600                               Reliant Energy, Inc.                                   2,192,400
254,000                              Sierra Pacific Resources                               4,008,120
118,700                              TECO Energy, Inc.                                      3,391,259
37,000                               UtiliCorp United, Inc.                                 1,142,930


                                              See notes to financial statements.

                                                                               7




SHARES                               ISSUER                                                     VALUE

Utilities  (continued)
80,400                               Western Resources, Inc.                               $1,494,636
60,400                               WPS Resources Corp.                                    2,041,520
106,000                              Xcel Energy, Inc.                                      2,855,640


                                                      INTEREST          PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                    RATE              (000S OMITTED)

-----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  0.56%                                                                $979,000
-----------------------------------------------------------------------------------------------------
(Cost $979,000)
Commercial Paper  0.56%
Chevron USA, Inc., 08-01-01                           3.85%                $979               979,000

-----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS  99.90%                                                                $175,109,363
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET  0.10%                                                     $175,544
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
TOTAL NET ASSETS  100.00%                                                                $175,284,907
-----------------------------------------------------------------------------------------------------

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $4,093,200 or 2.34% of net assets as of July 31, 2001.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


See notes to financial statements.

8


FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments at value (cost $176,468,156)                           $175,109,363
Cash                                                                        801
Dividends receivable                                                    509,775
Other assets                                                             33,298
Total assets                                                        175,653,237

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Dutch Auction Rate Transferable Securities preferred shares
 (DARTS) dividend payable                                               124,168
Common shares dividend payable                                               63
Payable to affiliates                                                   147,282
Other payables and accrued expenses                                      96,817
Total liabilities                                                       368,330

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
DARTS without par value, unlimited number of shares
 of beneficial interest authorized, 600 shares issued,
 liquidation preference of $100,000 per share                        60,000,000
Common shares - without par value, unlimited number
 of shares of beneficial interest authorized,
 8,344,700 outstanding                                              113,627,247
Accumulated net realized gain on investments                          2,873,222
Net unrealized depreciation of investments                           (1,358,793)
Undistributed net investment income                                     143,231
Net assets applicable to common shares
 ($13.82 per share based on common
  shares outstanding)                                               115,284,907
Net assets                                                         $175,284,907

ASSETS AND LIABILITIES

July 31, 2001.

This Statement of Assets and Liabilities is the Fund's balance sheet. It shows the value of what the Fund owns, is due and owes. You'll also find the net asset value for each common share.


                                              See notes to financial statements.

                                                                               9


FINANCIAL STATEMENTS

OPERATIONS

For the year ended July 31, 2001.

This Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                           $11,877,829
Interest                                                                117,381

Total investment income                                              11,995,210

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Investment management fee                                             1,399,289
Administration fee                                                      262,367
DARTS and auction fees                                                  155,013
Federal excise tax                                                       92,686
Custodian fee                                                            55,245
Auditing fee                                                             49,050
Printing                                                                 44,765
Miscellaneous                                                            37,428
Registration and filing fees                                             23,750
Transfer agent fee                                                       21,983
Trustees' fees                                                            6,901
Legal fees                                                                1,891

Total expenses                                                        2,150,368

Net investment income                                                 9,844,842

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain from investments                                    2,358,192
Change in net unrealized appreciation (depreciation)
 on investments                                                       8,209,762
Net realized and unrealized gain                                     10,567,954
Increase in net assets from operations                               20,412,796
Distribution to DARTS                                                (2,661,573)
Net increase in net assets applicable to common
 shareholders resulting from operations, less
 DARTS distributions                                                $17,751,223


See notes to financial statements.

10


FINANCIAL STATEMENTS


                                        YEAR                           YEAR
                                        ENDED                          ENDED
                                        7-31-00                        7-31-01
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
--------------------------------------------------------------------------------

From operations
Net investment income                   $10,343,210                  $9,844,842
Net realized gain                         1,530,861                   2,358,192
Change in net unrealized
 appreciation (depreciation)            (12,438,622)                  8,209,762
Increase (decrease) in net assets
 resulting from operations                 (564,551)                 20,412,796
Distributions to shareholders
DARTS preferred shares                   (2,620,387)                 (2,661,573)
Common shares -
 From net investment income              (8,110,283)                 (8,110,367)
                                        (10,730,670)                (10,771,940)

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------

Beginning of period                     176,939,272                 165,644,051
End of period1                         $165,644,051                $175,284,907

1 Includes undistributed net investment income of $717,263 and $143,231, respectively.

CHANGES IN NET ASSETS

This Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions and any increase due to the sale of common shares and DARTS.


                                              See notes to financial statements.

                                                                              11


FINANCIAL HIGHLIGHTS

COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.



PERIOD ENDED                                     7-31-97           7-31-98          7-31-99          7-31-00        7-31-01

---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period                              $13.26            $14.33           $15.13           $14.01         $12.66
Net investment income1                              1.41              1.30             1.20             1.24           1.18
Net realized and unrealized
 gain (loss) on investments                         1.01              0.85            (0.99)           (1.31)          1.27
Total from investment operations                    2.42              2.15             0.21            (0.07)          2.45
Less distributions
Dividends to DARTS shareholders                    (0.30)            (0.30)           (0.29)           (0.31)         (0.32)
Distributions to common
 shareholders from net
 investment income                                 (1.05)            (1.05)           (1.04)           (0.97)         (0.97)
                                                   (1.35)            (1.35)           (1.33)           (1.28)         (1.29)
Net asset value, end of period                    $14.33            $15.13           $14.01           $12.66         $13.82
Per share market
 value, end of period                            $12.938           $13.188          $11.188          $11.188         $12.66
Total return at market value2 (%)                  13.53             10.30            (8.02)            9.51          22.53

---------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net assets applicable to common
 shares, end of period (in millions)                $120              $126             $117             $106           $115
Ratio of expenses to average
 net assets3 (%)                                    1.93              1.85             1.85             1.91           1.87
Ratio of net investment income
 to average net assets4 (%)                        10.14              8.72             8.09             9.63           8.57
Portfolio turnover (%)                                28                43               38               24             26

---------------------------------------------------------------------------------------------------------------------------
SENIOR SECURITIES
---------------------------------------------------------------------------------------------------------------------------
Total DARTS outstanding
 (000s omitted)                                  $60,000           $60,000          $60,000          $60,000        $60,000
Asset coverage per unit5                        $295,948          $310,691         $296,112         $273,324       $290,681
Involuntary liquidation
 preference per unit6                           $100,000          $100,000         $100,000         $100,000       $100,000
Approximate market value
 per unit6                                      $100,000          $100,000         $100,000         $100,000       $100,000


1 Based on the average of shares outstanding at the end of each month.
2 Assumes dividend reinvestment.
3 Ratios calculated on the basis of expenses applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.27%, 1.25%, 1.25%, 1.23% and 1.23%, respectively.
4 Ratios calculated on the basis of net investment income applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of net investment income would have been 6.69%, 5.86%, 5.45%, 6.18% and 5.63%, respectively.
5 Calculated by subtracting the Fund's total liabilities (not including the DARTS) from the Fund's total assets and dividing such amount by the number of DARTS outstanding, as of the applicable 1940 Act Evaluation Date.
6 Plus accumulated and unpaid dividends.


See notes to financial statements.

NOTES TO STATEMENTS

NOTE A

Accounting policies

John Hancock Patriot Global Dividend Fund (the "Fund") is a closed-end diversified management investment company registered under the Investment Company Act of 1940.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Additionally, net capital losses of $6,851 attributable to security transactions incurred after October 31, 2000 are treated as arising on the first day (August 1, 2001) of the Fund's next taxable year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex- dividend date. Such distributions are determined in conformity with federal income tax regulations which may differ from generally accepted accounting principles.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Dutch Auction Rate Transferable Securities Preferred Shares (DARTS)

Dividends on the DARTS, which accrue daily, are cumulative at a rate which was established at the offering of the DARTS and has been reset every 49 days thereafter by an auction. Dividend rates ranged from 2.98% to 4.95% during the year ended July 31, 2001.

The DARTS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS. If the dividends on the DARTS shall remain unpaid in an amount equal to two full years' dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the common shares have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and common shares. The DARTS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the DARTS, as defined in the Fund's By-Laws.

NOTE B

Management fee and transactions with affiliates and others

The Fund has an investment management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of 0.80% of the Fund's average weekly net assets.

The Fund had an administrative agreement with Mitchell Hutchins Asset Management, Inc. (the "Administrator") that was terminated July 1, 2001. The Fund paid the Administrator a monthly fee equivalent, on an annual basis, to the sum of 0.15% of the Fund's average weekly net assets, with a minimum annual fee of $125,000. The Administrator is an affiliate of UBS PaineWebber Inc., which acted as an underwriter of the Fund's common shares.

Effective July 1, 2001, the Fund has entered into an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications services with the shareholders. The Adviser receives a monthly administration fee equivalent, on an annual basis, to the sum of 0.15% of the Fund's average weekly net assets.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compen-sation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund common share transactions

This listing illustrates the reclassification of capital accounts and the number of common shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value.

                                YEAR ENDED 7-31-00         YEAR ENDED 7-31-01
                             SHARES           AMOUNT   SHARES            AMOUNT

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Beginning of period          8,344,700  $113,802,243   8,344,700   $113,719,933
Reclassification of capital
accounts                             -       (82,310)          -        (92,686)
End of period                8,344,700  $113,719,933   8,344,700   $113,627,247


NOTE D

Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended July 31, 2001, aggregated $44,355,598 and $45,683,377, respectively. The cost of investments owned at July 31, 2001 (including short-term investments) for federal income tax purposes was $176,637,686. Gross unrealized appreciation and depreciation of investments aggregated $7,379,196 and $8,907,519, respectively, resulting in net unrealized depreciation of $1,528,323.

NOTE E

Reclassification of accounts

During the year ended July 31, 2001, the Fund has reclassified amounts to reflect a decrease in net realized gain on investments of $260,380, an increase in accumulated net investment income of $353,066 and a decrease in capital paid-in of $92,686. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of July 31, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to book/tax differences in accounting for deferred compensation and federal excise tax. The calculation of net investment income (loss) per share in the financial highlights excludes these adjustments.

AUDITOR'S REPORT

Report of Deloitte & Touche LLP, Independent Auditors

To The Board of Trustees and Shareholders of John Hancock Patriot Global Dividend Fund,

We have audited the accompanying statement of assets and liabilities of John Hancock Patriot Global Dividend Fund (the "Fund"), including the schedule of investments, as of July 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
August 31, 2001

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended July 31, 2001. All of the dividends paid for the fiscal year are taxable as ordinary income. Distributions to preferred and common shareholders were 92.90% qualified for the dividends-received deduction available to corporations.

Shareholders will be mailed a 2001 U.S. Treasury Department Form 1099-DIV in January 2002. This will reflect the total of all distributions which are taxable for calendar year 2001.

TAX INFORMATION

Unaudited.

INVESTMENT OBJECTIVE AND POLICY

The Fund's investment objective is to provide a high level of current income, consistent with modest growth of capital, for holders of its common shares of beneficial interest. The Fund will pursue its objective by investing in a diversified portfolio of dividend paying preferred and common stocks of domestic and foreign issuers, as well as debt obligations, with the Fund investing only in U.S.-dollar-denominated securities.

The Fund's nonfundamental investment policy with respect to the quality of ratings of its portfolio investments was changed by a vote of the Fund's Trustees on September 13, 1994. The new policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment, or will be preferred stocks of issuers whose senior debt is rated investment grade, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality. The new policy supersedes the requirement that at least 80% of the Fund's total assets consist of preferred stocks and debt obligations rated "A" or higher and dividend paying common stocks whose issuers have senior debt rated "A" or higher.

DIVIDEND REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan (the "Plan") which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02210, as agent for the common shareholders ("Plan Agent"), unless an election is made to receive cash. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the shareholder of record (or if the common shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the holders of common shares in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy common shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares in connection with the Plan.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating to the shareholder's meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent at least 90 days after written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

SHAREHOLDER
COMMUNICATION
AND ASSISTANCE

If you have any questions concerning John Hancock Patriot Global Dividend Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

State Street Bank
and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266-8200
Telephone:
1-800-426-5523

If your shares are help with a brokerage firm, you should contact that firm, bank or other nominee for assistance. notes to statements

SHAREHOLDER MEETING (Unaudited)

On March 29, 2001, the Annual Meeting of John Hancock Patriot Global Dividend Fund (the "Fund") was held to elect three Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund.

The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                                     WITHHELD
                                FOR                  AUTHORITY
--------------------------------------------------------------------------------
Steven R. Pruchansky            6,001,486            97,515

Norman H. Smith                 5,999,641            99,961

The preferred shareholders elected Stephen L. Brown to serve until his respective successor is duly elected and qualified, with the votes tabulated as follows: 389 For and 0 Withheld Authority.

The shareholders also ratified the Trustees' selection of Deloitte & Touche LLP as the Fund's independent auditors for the fiscal year ending July 31, 2001, with the votes tabulated as follows: 5,989,822 For, 37,788 Against and 71,393 Abstaining.

TRUSTEES
James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith,
 USMC (Ret.)
John P. Toolan*
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN,
TRANSFER AGENT AND
DIVIDEND DISBURSER
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT
FOR DARTS
Bankers Trust Company
4 Albany Street
New York, New York 10005

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022

STOCK SYMBOL
Listed New York Stock Exchange:
PGD

For shareholder assistance
refer to page 19

FOR YOUR INFORMATION

--------------------------------------------------------------------------------
HOW TO
CONTACT US

On the Internet                            www.jhfunds.com

By regular mail                            State Street Bank and Trust Company
                                           P.O. Box 8200
                                           Boston, MA 02266-8200

Customer service representatives           1-800-426-5523

24-hour automated information              1-800-843-0090
--------------------------------------------------------------------------------

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